UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________
FORM 8-K
______________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 12, 2016
______________
Lakeland Financial Corporation
(Exact name of Registrant as specified in its charter)
______________

Indiana	0-11487	35-1559596
(State or other jurisdiction	(Commission File Number)	(IRS Employer
Of incorporation)		Identification No.)

202 East Center Street, P.O. Box 1387, Warsaw, Indiana 46581-1387
 (Address of principal executive offices) (Zip Code)
(574) 267-6144
 (Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR  240.14d-2(b)
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 7.01.    Regulation FD Disclosure.
On July 12, 2016, the Board of Directors (the "Board") of Lakeland Financial Corporation (the "Company") declared a quarterly cash dividend of $0.28 per share of Company common stock for the second quarter of 2016, payable on August 5, 2016, to shareholders of record as of July 25, 2016.  Lakeland Financial Corporation also announced the declaration of a 3-for-2 common stock split, with a pay date of August 5, 2016, to shareholders of record on July 25, 2016.  The cash dividend will be paid on shares outstanding prior to the stock split.
Item 9.01.   Financial Statements and Exhibits.
(d)	Exhibits. The following exhibits are filed herewith:
99.1	Press Release issued by Lakeland Financial Corporation on July 13, 2016.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
LAKELAND FINANCIAL CORPORATION

Dated:  July 13, 2016 By:  /s/Lisa M. O'Neill
                                 Lisa M. O'Neill
                                 Executive Vice President and
                                 Chief Financial Officer